Exhibit 99.2

        The New York Times Company Reports September Revenues

    NEW YORK--(BUSINESS WIRE)--Oct. 19, 2006--The New York Times Company announced today that in September 2006 advertising revenues for the Company's business units from continuing operations decreased 3.9% and total Company revenues decreased 2.4% compared with September 2005.

    "Print advertising remains challenging, especially in categories such as studio entertainment, help wanted and automotive where we are experiencing declines," said Janet L. Robinson, president and CEO. "The slowdown in the advertising market that began in the third quarter is expected to continue through the end of the year. While real estate advertising is cycling difficult comparisons with the fourth quarter last year when it rose 11% at the News Media Group, it remains strong at The Times and our Regional Media Groups, and our digital properties continue to deliver very solid gains, particularly About.com."

    All comparisons are for September 2006 to September 2005 unless otherwise noted:

    The New York Times Media Group - Advertising revenues for The New York Times Media Group decreased 3.5%. National advertising revenues decreased as softness in studio entertainment, banking and corporate advertising offset growth in the American fashion, financial services and live entertainment categories. Retail advertising revenues decreased as weakness in mass market advertising offset strength in department store advertising. Classified advertising revenues declined as softness in help-wanted and automotive advertising offset gains in real estate advertising.

    New England Media Group - Advertising revenues for the New England Media Group decreased 10.0%. National advertising revenues rose mainly because of growth in online advertising. Retail advertising revenues decreased due to the consolidation of the group's two largest department store advertisers. Classified advertising revenues decreased because of weakness in real estate, automotive and help-wanted advertising.

    Regional Media Group - Advertising revenues for the Regional Media Group rose 0.9%. Retail advertising revenues increased as growth in home improvement, hospital and political advertising offset weakness in banking, grocery and furnishings advertising. Classified advertising revenues decreased as softer automotive and help-wanted advertising offset continued strength in real estate advertising.

    The Internet ad revenues included in the three media groups above increased 18.9% in September due to continued growth in both display and classified advertising. Internet ad revenues rose 21.4% in the third quarter and 23.1% year to date.

    TimesSelect, the fee-based product on NYTimes.com that includes The Times's distinctive columnists and extensive access to its archives, currently has over 551,000 subscribers, with about 65% receiving TimesSelect as a benefit of their home-delivery subscriptions and 35% receiving it from online-only subscriptions. Year to date September, TimesSelect has generated over $7 million in revenues, and since its launch last September revenues totaled $8.5 million.

    Circulation revenues for September decreased 2.7%. Circulation revenues increased at the Regional Media Group and declined at The New York Times Media Group and New England Media Group.

    About.com - In September, advertising revenues at About.com were up 8.7% compared with the same month last year. Advertising revenues in September 2005 were favorably affected by an accounting adjustment for cost-per-click advertising. Excluding the effect of this adjustment, advertising revenues would have increased about 25% this September. About.com's advertising revenues grew 27.6% in the third quarter and an estimated 56% year-to-date, based on the previous owner's accounting records before the acquisition date in March 2005 and the Times Company's results after the acquisition date. Month to date in October, About.com's advertising revenues have been trending at a rate similar to that of the third quarter.

    September's growth was due to increases in both cost-per-click and display advertising. Display advertising increased on strength in the retail, telecommunications, technology, pharmaceutical and food ad categories.

    Discontinued Operations - Last month the Company announced plans to sell its Broadcast Media Group, which is now classified under discontinued operations. Revenues for the Broadcast Media Group for September, the third quarter and the first nine months of 2006 and 2005 are included in the tables in this release.

    Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those predicted by such forward-looking statements. These risks and uncertainties include national and local conditions, as well as competition, that could influence the levels (rate and volume) of retail, national and classified advertising and circulation generated by our various markets and material increases in newsprint prices. They also include other risks detailed from time to time in the Company's publicly filed documents, including the Company's Annual Report on Form 10-K for the year ended December 25, 2005. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

    The New York Times Company (NYSE: NYT), a leading media company with 2005 revenues of $3.4 billion, includes The New York Times, the International Herald Tribune, The Boston Globe, 15 other daily newspapers, nine network-affiliated television stations, two New York City radio stations and 35 Web sites, including NYTimes.com, Boston.com and About.com. The Company's core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

    This press release can be downloaded from www.nytco.com

                      THE NEW YORK TIMES COMPANY
                   2006 TOTAL COMPANY REVENUES (a)
                      SEPTEMBER AND YEAR TO DATE

---------------  -----------------------------------------------------

Total Company
 Revenues
 ($ 000's)
                        September                 Year to Date
                 -----------------------------------------------------
                                     %                            %
                  2006     2005    Change   2006       2005     Change
                 -------- -------- ------ ---------- ---------- ------
Advertising
 Revenues
 News Media
  National       $79,116  $80,749   -2.0   $644,659   $659,489   -2.2
  Retail          38,893   39,835   -2.4    337,452    342,681   -1.5
  Classified      43,962   48,553   -9.5    446,228    452,206   -1.3
  Other Ad
   Revenue         4,830    5,027   -3.9     46,069     44,176   +4.3
                 -------- --------        ---------- ----------
Total News
 Media Group     166,802  174,164   -4.2  1,474,408  1,498,552   -1.6

 About.com         5,663    5,210   +8.7     53,817     26,277    N/A
                 -------- --------        ---------- ----------

Total Ad
 Revenues from
 Continuing
 Operations      172,464  179,375   -3.9  1,528,225  1,524,829   +0.2

Circulation
 Revenues         67,779   69,693   -2.7    654,993    655,971   -0.1
Other Revenues
 (b)              20,189   17,816  +13.3    175,822    159,154  +10.5
                 -------- --------        ---------- ----------

Total Company
 Revenues from
 Continuing
 Operations      260,432  266,883   -2.4  2,359,040  2,339,954   +0.8
                 -------- --------        ---------- ----------

Discontinued
 Operations:
 Broadcast
 Media Group
 (c)              13,023   11,408  +14.2    107,542    101,781   +5.7
                 -------- --------        ---------- ----------

---------------  -----------------------------------------------------

(a) Numbers may not add due to rounding.
(b) Primarily includes revenues from wholesale delivery operations, news services, direct marketing, digital archives, commercial printing and TimesSelect.
(c) In September, the Company announced plans to sell the Broadcast
 Media Group.


                      THE NEW YORK TIMES COMPANY
                   2006 TOTAL COMPANY REVENUES (a)
                            THIRD QUARTER

----------------------------------------------------------------------

Total Company Revenues
 ($ 000's)
                                                  Third Quarter
                                            --------------------------
                                                                  %
                                              2006      2005    Change
                                            --------- --------- ------
Advertising Revenues
 News Media
  National                                  $192,002  $203,142   -5.5
  Retail                                     104,874   107,461   -2.4
  Classified                                 136,890   147,509   -7.2
  Other Ad Revenue                            14,250    13,852   +2.9
                                            --------- ---------
 Total News Media Group                      448,015   471,964   -5.1

 About.com                                    17,461    13,680  +27.6
                                            --------- ---------

Total Ad Revenues from Continuing Operations 465,476   485,644   -4.2

Circulation Revenues                         215,007   217,872   -1.3
Other Revenues (b)                            59,103    54,287   +8.9
                                            --------- ---------

Total Company Revenues from Continuing
 Operations                                  739,586   757,803   -2.4
                                            --------- ---------

Discontinued Operations: Broadcast Media
 Group (c)                                    36,476    33,280   +9.6
                                            --------- ---------

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.
(b) Primarily includes revenues from wholesale delivery operations, news services, direct marketing, digital archives, commercial printing and TimesSelect.
(b) In September, the Company announced plans to sell the Broadcast
 Media Group.


                      THE NEW YORK TIMES COMPANY
                    2006 ADVERTISING REVENUES (a)
                      SEPTEMBER AND YEAR TO DATE

----------------------------------------------------------------------

Total Company
 Advertising
 Revenues
 ($ 000's)
                       September                  Year to date
               -------------------------------------------------------
                                     %                            %
                 2006      2005    Change   2006       2005     Change
               --------- --------- ------ ---------- ---------- ------
News Media
 Group
 New York Times
  Media Group  $104,853  $108,709   -3.5   $885,509   $885,937    0.0
 New England
  Media Group    33,854    37,599  -10.0    307,569    341,767  -10.0
 Regional Media
  Group          28,095    27,857   +0.9    281,330    270,847   +3.9
               --------- ---------        ---------- ----------

Total News
 Media Group    166,802   174,164   -4.2  1,474,408  1,498,551   -1.6

About.com         5,663     5,210   +8.7     53,817     26,277    N/A
               --------- ---------        ---------- ----------

Total Ad
 Revenues from
 Continuing
 Operations     172,464   179,375   -3.9  1,528,225  1,524,829   +0.2
               --------- ---------        ---------- ----------

Discontinued
 Operations:
 Broadcast
 Media Group
 (b)             12,724    11,114  +14.5    105,669     99,536   +6.2
               --------- ---------        ---------- ----------


----------------------------------------------------------------------

(a) Numbers may not add due to rounding.
(b) In September, the Company announced plans to sell the Broadcast
 Media Group.


                      THE NEW YORK TIMES COMPANY
                    2006 ADVERTISING REVENUES (a)
                            THIRD QUARTER

----------------------------------------------------------------------

Total Company Advertising Revenues
 ($ 000's)
                                                  Third Quarter
                                            --------------------------
                                                                  %
                                              2006      2005    Change
                                            --------- --------- ------
News Media Group
 New York Times Media Group                 $261,653  $272,709   -4.1
 New England Media Group                      97,424   111,181  -12.4
 Regional Media Group                         88,938    88,074   +1.0
                                            --------- ---------

Total News Media Group                       448,015   471,964   -5.1

About.com                                     17,461    13,680  +27.6
                                            --------- ---------

Total Ad Revenues from Continuing Operations 465,476   485,644   -4.2
                                            --------- ---------

Discontinued Operations: Broadcast Media
 Group (b)                                    35,807    32,579   +9.9
                                            --------- ---------

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.
(b) In September, the Company announced plans to sell the Broadcast
 Media Group.


                      THE NEW YORK TIMES COMPANY
                  2006 NEWS MEDIA AD REVENUE GROWTH
                        BY CLASSIFIED CATEGORY
              SEPTEMBER, THIRD QUARTER AND YEAR TO DATE

----------------------------------------------------------------------
                                    % Change    % Change    % Change
                                    Sept. '06     Q3 '06     YTD '06
                                  vs. Sept. '05 vs. Q3 '05 vs. YTD '05
                                  ------------------------------------

News Media
 Help Wanted                             -16.2      -15.1        -8.5
 Real Estate                              -1.3       +2.2       +13.9
 Automotive                              -14.8      -14.8       -14.9
----------------------------------------------------------------------


                     THE NEW YORK TIMES COMPANY
                  2006 PRINT ADVERTISING VOLUME (a)
       (Inches in thousands, Preprints in thousands of copies)
                     SEPTEMBER AND YEAR TO DATE

---------------------------------------------------------------------

                       September                 Year to Date
---------------------------------------------------------------------
                                    %                            %
                 2006     2005    Change   2006       2005     Change
                -------- -------- ------ ---------- ---------- ------
National          190.6    201.0   -5.2    1,663.0    1,720.9   -3.4
Retail            486.3    498.4   -2.4    4,543.2    4,692.5   -3.2
Classified        724.3    732.0   -1.0    7,210.2    7,252.4   -0.6
                -------- --------        ---------- ----------
Total ROP       1,401.3  1,431.4   -2.1   13,416.4   13,665.8   -1.8
                -------- --------        ---------- ----------

Part Run/ Zoned   151.7    162.3   -6.5    1,458.5    1,548.3   -5.8
                -------- --------        ---------- ----------
Total           1,553.0  1,593.7   -2.6   14,875.0   15,214.1   -2.2
                ======== ========        ========== ==========

Preprints       218,454  223,605   -2.3  2,060,764  2,092,329   -1.5
---------------------------------------------------------------------

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.


                     THE NEW YORK TIMES COMPANY
                  2006 PRINT ADVERTISING VOLUME (a)
       (Inches in thousands, Preprints in thousands of copies)
                            THIRD QUARTER

---------------------------------------------------------------------

                                                  Third Quarter
---------------------------------------------------------------------
                                                                 %
                                              2006     2005    Change
                                             -------- -------- ------
National                                       497.0    537.8   -7.6
Retail                                       1,446.0  1,528.5   -5.4
Classified                                   2,350.4  2,393.8   -1.8
                                             -------- --------
Total ROP                                    4,293.4  4,460.2   -3.7
                                             -------- --------

Part Run/ Zoned                                442.7    482.4   -8.2
                                             -------- --------
Total                                        4,736.2  4,942.5   -4.2
                                             ======== ========

Preprints                                    657,709  676,688   -2.8
---------------------------------------------------------------------

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.

    CONTACT: The New York Times Company
             Catherine J. Mathis, 212-556-1981
             mathis@nytimes.com
             OR
             Paula Schwartz, 212-556-5224
             schwap@nytimes.com